UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2025

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2220 Hicks Road, Suite 210
Rolling Meadows, IL	60068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement

Purchase Agreement

On August 27, 2025, Agrify Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with VCP23, LLC (the “Seller”), an indirect wholly-owned subsidiary of Green Thumb Industries Inc. (“Green Thumb”), pursuant to which the Company acquired all of the equity interests in VCP IP Holdings, LLC (“VCP”). Green Thumb is an indirect owner of 35% of the outstanding shares of common stock of the Company (“Common Stock”), and Benjamin Kovler, Chairman and Chief Executive Officer of Green Thumb, serves as Chairman and Interim Chief Executive Officer of the Company. The assets of VCP consist primarily of intellectual property rights to several brands (the “Acquired Brands”), including RYTHM, Beboe, Dogwalkers, Doctor Solomon’s, &Shine, and Good Green. The purchase price for the equity interests in VCP under the Purchase Agreement consisted of cash consideration of $50.0 million (the “Purchase Price”). Under the Purchase Agreement, the Seller or the Company can cause the Seller to repurchase VCP within five years from the date of closing upon the occurrence of certain specified circumstances. The Purchase Agreement also includes rights of first refusal and first offer in favor of the Seller following closing.

The Purchase Agreement includes customary representations and warranties and covenants of the parties. Subject to certain customary limitations, (i) the Seller will indemnify the Company and its affiliates, officers, directors and other agents against certain losses related to breaches of the Seller’s representations, warranties or covenants, pre-closing taxes, or any indebtedness of VCP outstanding at closing, and (ii) the Company will indemnify the Seller and its affiliates, officers, directors and other agents against certain losses related to breaches of the Company’s representations, warranties or covenants.

The foregoing summary of the Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto, and which is incorporated by reference herein.

License Agreement

On August 27, 2025, immediately following the closing under the Purchase Agreement, VCP, a wholly-owned subsidiary of the Company following the closing, entered into a Trademark and Recipe License Agreement (the “License Agreement”) with GTI Core, LLC (“GTI Core”), an indirect wholly-owned subsidiary of Green Thumb. Under the License Agreement, VCP granted to GTI Core a license to use certain intellectual property related to the Acquired Brands in connection with GTI Core’s existing businesses. The consideration payable by GTI Core for the license rights consists of a monthly license fee, payable in cash, based on sales of products using the licensed intellectual property as set forth in the License Agreement.

The License Agreement will automatically terminate upon certain insolvency events involving GTI Core and may be terminated by GTI Core beginning on the five year anniversary of the date of the License Agreement. The License Agreement includes customary representations and warranties and covenants of the parties. GTI Core will indemnify VCP against certain losses related to breaches of GTI Core’s representations, warranties or covenants, and VCP will indemnify GTI Core against certain losses related to breaches of VCP’s representations, warranties or covenants or certain claims relating to the licensed intellectual property.

The foregoing summary of the License Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the License Agreement, which is filed as Exhibit 10.2 hereto, and which is incorporated by reference herein.

Amended and Restated License Agreement

As previously disclosed, on May 20, 2025, MC Brands LLC (“MC Brands”), a wholly-owned subsidiary of the Company, entered into a Trademark and Recipe License Agreement (the “Incredibles License Agreement”) with GTI Core, pursuant to which MC Brands granted to GTI Core an exclusive license to use certain intellectual property related to the incredibles brand in connection with GTI Core’s existing businesses.

On August 27, 2025, MC Brands and GTI Core amended and restated the Incredibles License Agreement (the “Restated Incredibles License Agreement”) to, among other things, limit GTI Core’s ability to sublicense its rights to non-affiliated third parties and provide that GTI Core will not be permitted to terminate the Restated Incredibles License Agreement until the five year anniversary of the date of the Incredibles License Agreement.

The foregoing summary of the Restated Incredibles License Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Incredibles License Agreement, which is filed as Exhibit 10.3 hereto, and which is incorporated by reference herein.

Convertible Notes

On August 25, 2025, the Company issued Secured Convertible Notes with an aggregate original principal amount of $50.0 million (collectively the “Notes”) to RSLGH, LLC (“RSLGH”), an indirect wholly-owned subsidiary of Green Thumb, and to certain other accredited investors. Each Note is a secured obligation of the Company and will rank senior to all indebtedness of the Company except for the Secured Convertible Notes issued to RSLGH on November 5, 2024 (the “November 2024 Note”) and to RSLGH and other investors on May 22, 2025 (the “May 2025 Notes” and, collectively with the November 2024 Note, the “Existing Notes”), with which rank on parity with the Notes. The Notes will mature on February 25, 2027 and will accrue interest based on a 10.0% annualized interest rate, with interest to be paid on the first calendar day of each September and March while the Notes are outstanding beginning on March 1, 2026, in cash, Common Stock, or pre-funded warrants to purchase Common Stock (“Pre-Funded Warrants”), at the election of the holders of a majority in interest of the outstanding Notes. The principal amount of the Notes will be payable on the maturity date.

To the extent any Pre-Funded Warrants are issued, each Pre-Funded Warrant will be exercisable upon issuance into one share of Common Stock at a price per share of $0.001 (as adjusted from time to time in accordance with the terms thereof) and will expire when each Pre-Funded Warrant is fully exercised. Pre-Funded Warrants will be exercisable on a cashless basis if, at the time of exercise, there is no effective registration statement registering the resale of the shares of Common Stock resulting from an exercise or if the prospectus contained in the applicable registration statement is not available. Any Pre-Funded Warrants issued to RSLGH will be subject to a 49.99% beneficial ownership limitation and Pre-Funded Warrants issued to other holders will be subject to a 4.99% beneficial ownership limitation. Additionally, any exercise of Pre-Funded Warrants will, to the extent required, be subject to the receipt of stockholder approval under Nasdaq listing rules.

The Notes impose certain customary affirmative and negative covenants upon the Company, including covenants relating to ranking and reservation of shares. If an event of default under a Note occurs and is not waived, the holder can elect to accelerate all or a portion of the then-outstanding principal amount of the Note, plus accrued and unpaid interest, including default interest, which accrues at a rate per annum equal to 14% from the date of a default or event of default.

The Notes may be converted into Common Stock or, at the election of the holder, into Pre-Funded Warrants, with a beneficial ownership limitation for RSLGH of 49.99% and a beneficial ownership limitation for other holders of 4.99%, in each case subject to applicable Nasdaq listing rules. If a holder elects to convert a Note into Common Stock, and for interest payments payable in the form of Common Stock, the conversion price per share will be $29.475 (the “Conversion Price”), equal to the Minimum Price as such term is defined under Nasdaq Listing Rule 5635 at the time the Notes were issued, subject to customary adjustments for certain corporate events. If a holder elects to convert a Note into Pre-Funded Warrants, and for interest payments payable in the form of Pre-Funded Warrants, the conversion price per Pre-Funded Warrant will be equal to the Conversion Price less than $0.001 exercise price of the warrant. The conversion of the Notes into Common Stock and/or Pre-Funded Warrants will be subject to certain customary conditions and, to the extent required, the receipt of stockholder approval under Nasdaq listing rules.

The foregoing summaries of the Notes and related transactions, including the terms of the Pre-Funded Warrants, do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of Note and the form of Pre-Funded Warrant, which are filed as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and which are incorporated by reference herein.

Amendment to November 2024 Convertible Note

As previously disclosed, on November 5, 2024, the Company issued the November 2024 Note to RSLGH. On August 25, 2025, the Company and RSLGH entered into a third amendment to the Existing Note (the “November 2024 Note Amendment”). The November 2024 Note Amendment amended the terms of the November 2024 Note to provide that the November 2024 Note ranks on parity with the Notes and the May 2025 Notes.

The foregoing summary of the November 2024 Note Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the November 2024 Note Amendment, which is filed as Exhibit 4.3 hereto, and which is incorporated by reference herein.

Amendment to May 2025 Convertible Notes

As previously disclosed, on May 22, 2025, the Company issued the May 2025 Notes to RSLGH and certain other investors. On August 25, 2025, the Company and RSLGH entered into a first amendment to the May 2025 Notes (the “May 2025 Note Amendment”). The May 2025 Note Amendment amended the terms of the May 2025 Notes to provide that the May 2025 Notes rank on parity with the Notes and the November 2024 Note.

The foregoing summary of the May 2025 Note Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the May 2025 Note Amendment, which is filed as Exhibit 4.4 hereto, and which is incorporated by reference herein.

Representations, Warranties and Covenants

The Purchase Agreement, the License Agreement and the Restated Incredibles License Agreement have been included as exhibits hereto to provide investors with information regarding their respective terms and are not intended to provide any financial or other factual information about the Company, VCP or the counterparties to those agreements. In particular, the representations, warranties and covenants contained in those agreements (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the respective agreements, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to agreements rather than establishing those matters as facts, and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the applicable agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on May 20, 2025, concurrently with the execution of the Purchase Agreement, Core Growth LLC (“Core Growth”), an indirect wholly-owned subsidiary of the Company, entered into (i) a License Agreement (the “Beboe License Agreement”) with For Success Holding Company (“For Success”), an indirect wholly-owned subsidiary of Green Thumb, pursuant to which For Success granted to Core Growth a license to use certain intellectual property related to the Beboe brand, and (ii) a License Agreement (the “Rythm License Agreement”) with VCP, pursuant to which VCP granted to Core Growth a license to use certain intellectual property related to the RYTHM brand, in each case connection with the production, marketing and sale of hemp-derived products. For Success subsequently assigned its rights under the Beboe License Agreement and the underlying intellectual property to VCP.

On August 27, 2025, immediately following the closing under the Purchase Agreement, VCP and Core Growth, both of which were wholly-owned subsidiary of the Company at such time, terminated the Beboe License Agreement and the Rythm License Agreement, effective immediately.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Purchase Agreement and the acquisition of the membership interests of VCP is incorporated herein by reference into this Item 2.01. The Company has determined that the acquisition of VCP and its intellectual property assets pursuant to the Purchase Agreement does not constitute the purchase of a “business” within the meaning of Rule 11-01(d) of Regulation S-X and therefore, no financial statements, including pro forma financial information, are required to be filed in connection with the acquisition.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Notes, the November 2024 Note Amendment and the May 2025 Note Amendment is incorporated herein by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Notes, the November 2024 Note Amendment, the May 2025 Note Amendment, the potential future issuance of Common Stock and Pre-Funded Warrants, and the shares of Common Stock issuable upon conversion of the Notes or the Existing Notes and upon exercise of any Pre-Funded Warrants, is incorporated herein by reference into this Item 3.02.

The Notes, the Existing Notes, the Pre-Funded Warrants, the shares of Common Stock and the shares of Common Stock underlying the Notes, the Existing Notes and any Pre-Funded Warrants (collectively, the “Securities”) were, and will be, offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder. Each recipient of such securities is an “accredited investor,” as defined in Regulation D, and is acquiring the Securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. Accordingly, the Securities will not be registered under the Securities Act and the Securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock, notes, warrants, or any other securities of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 27, 2025, following the closing under the Purchase Agreement, the Company filed a Certificate of Amendment to the Articles of Incorporation of the Company, as amended (the “Charter Amendment”) with the Secretary of State of the State of Nevada, to effect a change of the Company’s name from “Agrify Corporation” to “RYTHM, Inc.” (the “Name Change”), effective as of 12:01 a.m. ET on September 2, 2025. In connection with the Name Change, the Company’s trading symbol on The Nasdaq Capital Market will change from “AGFY” to “RYM” (the “Symbol Change”) effective as of the open of trading on September 2, 2025.

The Board of Directors of the Company (the “Board”) approved the name change and the Charter Amendment pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”). Pursuant to NRS Section 78.390(8), no shareholder approval was required for the Charter Amendment because it only related to a name change. A copy of Charter Amendment, as filed with the Secretary of State of the State of Nevada, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

The Board also approved an amendment and restatement of the Company’s bylaws, (the “Third Amended and Restated Bylaws”), which will become effective on September 2, 2025, to reflect the Name Change. A copy of the Third Amended and Restated Bylaws is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

The Name Change and the Symbol Change do not affect the rights of the Company’s security holders, creditors, customers, or suppliers. Security holders do not need to take any action in connection with the Name Change or the Symbol Change. The CUSIP number for the Company’s Common Stock will remain 00853E404.

Item 7.01. Regulation FD Disclosure.

On August 27, 2025, the Company issued a press release announcing the acquisition of VCP, the entry into the License Agreement, and the Name Change, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information set forth in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporated dated August 27, 2025

3.2	Third Amended and Restated Bylaws

4.1	Form of Secured Convertible Note dated August 25, 2025

4.2	Form of Pre-Funded Common Stock Purchase Warrant

4.3	Third Amendment, August 25, 2025, to Secured Convertible Note issued on November 5, 2024

4.4	First Amendment, August 25, 2025, to Secured Convertible Notes issued on May 22, 2025

10.1*	Purchase Agreement, dated August 27, 2025, by and between VCP23, LLC and Agrify Corporation

10.2*	Trademark and Recipe License Agreement, dated August 27, 2025, by and between VCP IP Holdings, LLC and GTI Core, LLC

10.3*	Amended and Restated Trademark and Recipe License Agreement, dated August 27, 2025, by and between MC Brands LLC and GTI Core, LLC

99.1**	Press Release of Agrify Corporation dated August 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: August 27, 2025	By:	/s/ Benjamin Kovler
Benjamin Kovler
Chairman and Interim Chief Executive Officer